UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00834

Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2020—October 31, 2021

Item 1: Reports to Shareholders

Annual Report   |   October 31, 2021
Vanguard Windsor™ Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Windsor Fund returned 53.49% for Investor Shares and 53.60% for Admiral Shares, outpacing the 43.76% return of its benchmark, the Russell 1000 Value Index.
•	During the period, the global economy continued to recover from the sharp pandemic-induced contraction of spring 2020. Countries that were more successful in containing the coronavirus, whether through vaccinations, lockdowns, or both, generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Stock returns for the period were excellent, even amid concerns late in the fiscal year about inflation and the prospect of less accommodative monetary policy.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 43.90%. Value stocks outperformed growth, and mid- and small-capitalization stocks surpassed large-caps.
•	Returns were positive in all 11 sectors represented in the portfolio. The advisors’ selections in financials and consumer staples contributed most to outperformance relative to the benchmark. Real estate and materials were the only net detractors.
•	For the decade ended October 31, the fund’s average annual return was 13.78%, ahead of the 12.85% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%
1

Advisors’ Report
For the fiscal year ended October 31, 2021, Vanguard Windsor Fund returned 53.49% for Investor Shares and 53.60% for lower-cost Admiral Shares. The fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on November 15, 2021.
Wellington Management Company llp
Portfolio Manager:
David W. Palmer, CFA,
Senior Managing Director
For the fiscal year ended October 31, 2021, Wellington Management’s portion of the portfolio outpaced the Russell 1000 Value Index. In a sharp departure from recent years, the style factor environment was characterized by value’s outperformance of growth, so the fund benefited from its overweight to value.
Last year, we mentioned that the alpha opportunity in value stocks was extremely wide and that the Vanguard investor would be rewarded over the coming year for that allocation. With the vaccine announcement in early November 2020 and subsequent excitement about the reopening of the economy, value stocks, particularly those with high economic sensitivity, were suddenly in favor, and our approach delivered outperformance into the end of 2020 and through the first half of 2021.
Over the fiscal year, the best-performing sectors in the portfolio’s benchmark—the Russell 1000 Value Index—were the cyclically oriented energy, financial, and real estate sectors, while the more defensively oriented utilities, consumer staples, and communication services lagged.
Stock selection was the primary driver of the portfolio’s relative outperformance, led by health care, financials, and consumer staples. Among the stocks that affected relative performance by at least 30 basis points (0.3%), positive or negative, the winners outnumbered the losers by nearly 60% and were broadly spread over eight of the 11 sectors.
Health care was the portfolio’s best performer. Within the sector, the most notable contributors were Eli Lilly and Seagen, as well as not holding Johnson & Johnson. Shares of Eli Lilly rose as third-quarter results benefited from strong sales of products including Olumiant and Humalog. Earlier in the year, the U.S. FDA granted a breakthrough therapy designation for donanemab, an Alzheimer’s disease treatment. Donanemab targets N3pG, a form of beta

2

amyloid, and has exhibited positive safety and efficacy results.
Seagen, a U.S. biotech company focused on therapies for the treatment of cancer, reported strong results in the third quarter on the back of sales growth in drug franchises Adcetris, Padcev, and Tukysa.
In financials, Athene, a U.S. retirement services company, beat third-quarter earnings expectations because of strong organic income in its institutional and retail segments and alternative investment income. Earlier in the year, Apollo Global Management announced an offer to merge with Athene in an all-stock transaction priced at 1.149 Apollo shares per unit of Athene stock. Since the announcement, shares of Apollo have gained roughly 60%, increasing the value of the proposed merger, which is still on track to go through.
Security selection in the real estate sector was weak and partially offset positive returns elsewhere. Shares of Americold, a real estate investment trust focused on temperature-controlled warehouses, fell at the end of the period after the company cut its full-year 2021 adjusted funds from operations guidance. It cited market conditions primarily driven by unprecedented labor disruptions that limited food production, reduced occupancy, and drove inflation in Americold's cost structure.
Throughout the pandemic, our team has found fortitude, investable insights, and worthwhile challenges to our base assumptions from our many diverse colleagues around the world. These included our health care team; other central research-driven teams in consumer staples, consumer discretionary, technology, energy, and industrials; our fixed income colleagues, who helped pinpoint sources and depth of financing markets for reopening-dependent contrarian ideas; and our climate-, sustainability- and ESG-focused teams, which assisted us in assessing disadvantaged (or potentially permanently impaired) assets and the emerging risks from evolving environmental and social change. Wellington’s macroeconomics team has always helped us to triangulate or rebase our assumptions around the business cycle, and lately that messaging has turned more cautious.
Our macro team’s Global Cycle Index (a proprietary research tool incorporating seven independent variables that we use to assess the global economic cycle) has begun to move lower. Against a backdrop of rising inflation, this creates some near-term concerns, although the team foresees continued declining unemployment and elevated levels of household savings stepping in to support growth during 2022. With this outlook, we have positioned the overall beta of the portfolio in the lower half of its longer-term range.
Stepping back, we have always believed our best long-term opportunities are with stocks of good companies that have been discarded by other investors for reasons that we feel are temporary. There certainly
3

have been times in the past when the portfolio has been out of sync with marketplace fashion. We are confident that if we remain disciplined in our value approach, we will bring compensatory rewards to our patient shareholders over the long run.
Pzena Investment Management, LLC
Portfolio Managers:
Richard S. Pzena
Managing Principal and Co-Chief Investment Officer
John J. Flynn
Principal
Benjamin S. Silver
CFA, CPA, Principal
The prospect of full-scale vaccinations prompted a major shift in investor preference to underowned value stocks in the fourth quarter of 2020. Value’s outperformance continued into 2021 as the vaccine rollout accelerated and massive fiscal and monetary stimulus set the stage for a powerful rebound. Although investor sentiment moved in favor of growth stocks in June, the overall positive dynamic for value over the past year led to outsized gains in some of the most economically sensitive and attractively valued sectors—financials, industrials, and consumer discretionary—which, in turn, drove the portfolio’s relative outperformance.
Lender Wells Fargo was the portfolio’s top-performing stock, benefiting from the generally improving economic outlook, which manifested in lower pandemic-related credit losses and higher interest rates. More specifically, the U.S. money center bank rose in April after the company reported that its earnings were better than consensus expectations and management’s commentary indicated that the bank’s net interest income had likely bottomed in the first quarter and should improve sequentially. Wells Fargo remains very well-capitalized, and management intends to return excess capital to shareholders, subject to regulatory constraints.
Capital One was a top contributor, rising on the back of positive economic momentum in the U.S. concurrent with rising interest rates, which benefited the lender’s net interest income. Capital One also reported a strong quarter driven by a large reserve release and solid expense control.
U.S. oil services company Halliburton outperformed on surging crude prices as inventories were drawn down because of supply outages stemming from Hurricane Ida while demand remained robust as the economy reopened. Later in the period, Halliburton reported results marginally below the street’s estimates, but the miss was mostly a result of the aforementioned weather-related supply disruptions; management sees a multiyear upcycle on the horizon.
Dialysis products and services provider Fresenius Medical Care—a relatively new holding—detracted as shares were hit by concerns over cost inflation and COVID-19-related excess mortality among
4

its patient population. We are nonetheless optimistic about long-term industry trends, including the rising penetration of home dialysis, which should help the company boost its already dominant product business. We expect margins to ultimately revert to more normal levels through patient volume growth, rate renegotiations, and cost cuts.
Pharmaceutical giant Johnson & Johnson—another recent addition—was also weaker because of COVID-19 headwinds and concerns over whether the company can offload the liabilities related to its talc-based baby powder lawsuits.
We also initiated a position in General Dynamics, a global aerospace and defense company offering a broad array of products including Gulfstream business jets, Abrams military tanks, and Virginia-class nuclear submarines. The company’s cash flow has been under pressure because of investments for submarine shipyard capacity expansion, new product introductions at Gulfstream, and poor payment terms with a large defense customer. We expect its cash flow to improve as business jet demand recovers and investments in the defense business normalize.
Additional new purchases include software solutions provider Amdocs and footwear manufacturer Skechers. We fully exited positions in CVS Health, Kellogg’s, Parker Hannifin, and generic drug manufacturer Viatris.
The portfolio remains skewed toward economically sensitive and cyclical names, and we continue to find their valuations compelling, especially against the backdrop of soaring valuations in the more expensive and speculative corners of the market.
Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management Company LLP	70	16,821	Seeks to provide long-term total returns above both the S&P 500 and value-oriented indexes over a complete market cycle through bottom-up, fundamentally driven stock selection focused on undervalued securities.
Pzena Investment Management, LLC	29	7,102	Uses a fundamental, bottom-up, deep-value-oriented investment strategy. Seeks to buy good businesses at low prices, focusing exclusively on companies that are underperforming their historically demonstrated earnings power.
Cash Investments	1	346	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended October 31, 2021
	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Windsor Fund
Investor Shares	$1,000.00	$1,062.20	$1.56
Admiral™ Shares	1,000.00	1,062.70	1.09
Based on Hypothetical 5% Yearly Return
Windsor Fund
Investor Shares	$1,000.00	$1,023.69	$1.53
Admiral Shares	1,000.00	1,024.15	1.07
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.21% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).
7

Windsor Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor Fund Investor Shares	53.49%	14.62%	13.78%	$36,353
Russell 1000 Value Index	43.76	12.39	12.85	33,491
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	44,284

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Windsor Fund Admiral Shares	53.60%	14.73%	13.89%	$183,640
Russell 1000 Value Index	43.76	12.39	12.85	167,456
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	221,419
See Financial Highlights for dividend and capital gains information.
8

Windsor Fund
Fund Allocation
As of October 31, 2021
Communication Services	3.6%
Consumer Discretionary	10.7
Consumer Staples	3.9
Energy	7.1
Financials	23.8
Health Care	15.4
Industrials	7.8
Information Technology	13.5
Materials	3.6
Real Estate	4.2
Utilities	6.4
Other	0.0
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

Windsor Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.4%)
Communication Services (3.5%)
	Electronic Arts Inc.	1,984,564	278,335
*	T-Mobile US Inc.	1,996,136	229,616
	Cable One Inc.	127,787	218,670
*	Alphabet Inc. Class A	40,456	119,787
	Verizon Communications Inc.	220,056	11,661
			858,069
Consumer Discretionary (10.4%)
*	Dollar Tree Inc.	2,970,805	320,134
*	Compass Group plc	10,539,882	223,663
*	Las Vegas Sands Corp.	5,736,039	222,616
	Lear Corp.	1,287,305	221,223
*	CarMax Inc.	1,568,791	214,799
	Gildan Activewear Inc.	5,470,264	200,868
*	PVH Corp.	1,588,525	173,673
*	Airbnb Inc. Class A	907,128	154,811
*	Mohawk Industries Inc.	766,250	135,787
*	General Motors Co.	2,414,446	131,418
	Newell Brands Inc.	5,632,130	128,919
*	Alibaba Group Holding Ltd. ADR	612,655	101,051
	TJX Cos. Inc.	1,340,838	87,812
	Ford Motor Co.	4,189,975	71,565
*	Booking Holdings Inc.	28,294	68,494
*	Skechers USA Inc. Class A	1,409,806	65,147
			2,521,980
Consumer Staples (3.8%)
	Philip Morris International Inc.	3,514,844	332,293
	Keurig Dr Pepper Inc.	8,566,553	309,167
	Tyson Foods Inc. Class A	2,527,708	202,141
	Sysco Corp.	973,259	74,844
			918,445
Energy (6.9%)
	Canadian Natural Resources Ltd.	7,724,218	328,356
	Halliburton Co.	12,285,357	307,011
	Baker Hughes Co. Class A	8,642,559	216,755
	Exxon Mobil Corp.	2,835,717	182,819
	Schlumberger NV	4,836,393	156,022
	ConocoPhillips	1,634,188	121,731
	Royal Dutch Shell plc Class A ADR	2,564,255	117,751
*	NOV Inc.	7,869,660	110,333
		Shares	Market Value• ($000)
	Diamondback Energy Inc.	875,449	93,839
	Cenovus Energy Inc.	3,490,886	41,821
			1,676,438
Financials (23.2%)
	Bank of America Corp.	14,932,890	713,493
	MetLife Inc.	7,002,127	439,733
	Charles Schwab Corp.	5,168,369	423,961
	Chubb Ltd.	1,959,017	382,753
	Voya Financial Inc.	4,843,503	337,931
	Equitable Holdings Inc.	9,918,831	332,281
	Wells Fargo & Co.	5,815,753	297,534
	M&T Bank Corp.	1,990,972	292,912
	Raymond James Financial Inc.	2,633,164	259,604
	Zions Bancorp NA	3,601,603	226,865
	American International Group Inc.	3,818,628	225,643
*	Athene Holding Ltd. Class A	2,492,325	216,857
	S&P Global Inc.	453,060	214,823
	Capital One Financial Corp.	1,284,225	193,956
	Citigroup Inc.	2,779,032	192,198
	JPMorgan Chase & Co.	1,102,065	187,230
	Travelers Cos. Inc.	964,439	155,159
	Goldman Sachs Group Inc.	353,777	146,234
[1]	ING Groep NV ADR	9,560,670	144,653
	Axis Capital Holdings Ltd.	1,829,345	95,254
	Morgan Stanley	720,717	74,075
	UBS Group AG (Registered)	2,753,680	49,979
	Invesco Ltd.	852,369	21,659
			5,624,787
Health Care (15.0%)
*	Seagen Inc.	1,797,465	316,947
	CVS Health Corp.	2,879,633	257,094
	UnitedHealth Group Inc.	552,667	254,487
	AstraZeneca plc ADR	3,743,764	233,536
	Medtronic plc	1,890,702	226,619
*	Regeneron Pharmaceuticals Inc.	348,653	223,117
*	Centene Corp.	3,078,168	219,289
	Humana Inc.	418,426	193,798
*	Boston Scientific Corp.	4,416,326	190,476
	Organon & Co.	4,051,313	148,886
	Eli Lilly & Co.	581,528	148,150
10

Windsor Fund
		Shares	Market Value• ($000)
	Becton Dickinson and Co.	613,274	146,934
	McKesson Corp.	700,633	145,648
	Johnson & Johnson	864,151	140,753
	Pfizer Inc.	3,155,348	138,015
	Sanofi	1,358,254	136,429
[1]	Fresenius Medical Care AG & Co. KGaA ADR	3,943,421	131,040
	Anthem Inc.	186,825	81,293
*	Biogen Inc.	269,240	71,801
	Bristol-Myers Squibb Co.	1,128,085	65,880
	Cigna Corp.	298,096	63,676
	Amgen Inc.	269,795	55,839
	Cardinal Health Inc.	1,164,253	55,663
			3,645,370
Industrials (7.5%)
	Westinghouse Air Brake Technologies Corp.	5,441,000	493,662
	Raytheon Technologies Corp.	3,814,330	338,941
	General Electric Co.	2,643,985	277,275
	Leidos Holdings Inc.	2,405,610	240,513
*	Airbus SE	1,009,838	129,544
	Stanley Black & Decker Inc.	634,919	114,114
	JB Hunt Transport Services Inc.	494,683	97,546
	Textron Inc.	979,737	72,354
	General Dynamics Corp.	339,199	68,773
			1,832,722
Information Technology (13.1%)
	Cognizant Technology Solutions Corp. Class A	5,574,863	435,341
	Cisco Systems Inc.	5,826,499	326,109
*	F5 Networks Inc.	1,198,181	252,996
	Broadcom Inc.	455,310	242,075
*	FleetCor Technologies Inc.	829,502	205,227
*,1	VMware Inc. Class A	1,311,369	198,935
	Fidelity National Information Services Inc.	1,714,833	189,901
*	GoDaddy Inc. Class A	2,598,923	179,768
	Hewlett Packard Enterprise Co.	11,420,593	167,312
	Micron Technology Inc.	2,356,848	162,858
	Amdocs Ltd.	1,666,717	129,737
	Genpact Ltd.	2,621,398	129,366
	KLA Corp.	314,112	117,088
*	Lumentum Holdings Inc.	1,354,353	111,842
	Oracle Corp.	1,125,306	107,962
	NXP Semiconductors NV	525,083	105,468
	Samsung Electronics Co. Ltd.	940,697	56,322
	Juniper Networks Inc.	1,231,241	36,346
	SS&C Technologies Holdings Inc.	368,606	29,293
			3,183,946
Materials (3.6%)
	Reliance Steel & Aluminum Co.	1,454,175	212,542
	LG Chem Ltd.	247,469	177,573
	Dow Inc.	2,955,997	165,447
	Celanese Corp. Class A	973,491	157,228
		Shares	Market Value• ($000)
	FMC Corp.	1,654,950	150,617
			863,407
Other (0.0%)
[2]	Allstar Coinv LLC	1,647,100	—
Real Estate (4.1%)
	VICI Properties Inc.	10,070,652	295,574
	American Tower Corp.	980,947	276,597
	Americold Realty Trust	5,917,235	174,381
	Equinix Inc.	166,767	139,596
	Digital Realty Trust Inc.	669,079	105,587
			991,735
Utilities (6.3%)
	Exelon Corp.	6,580,566	350,020
	NRG Energy Inc.	5,782,825	230,677
	Edison International	3,310,563	208,334
	Duke Energy Corp.	1,975,773	201,549
	Iberdrola SA (XMAD)	16,378,464	193,580
	Pinnacle West Capital Corp.	2,082,251	134,284
	Avangrid Inc.	2,210,172	116,476
	Consolidated Edison Inc.	1,097,025	82,716
			1,517,636
Total Common Stocks (Cost $17,004,976)			23,634,535
Temporary Cash Investments (2.8%)
Money Market Fund (2.2%)
[3,4]	Vanguard Market Liquidity Fund, 0.070%	5,336,879	533,688

11

Windsor Fund
	Face Amount ($000)	Market Value• ($000)
Repurchase Agreement (0.6%)
Bank of America Securities LLC 0.050%, 11/1/21 (Dated 10/29/21, Repurchase Value $145,201,000, collateralized by Federal Farm Credit Bank 0.055%, 9/30/22, with a value of $148,104,000)	145,200	145,200
Total Temporary Cash Investments (Cost $678,851)		678,888
Total Investments (100.2%) (Cost $17,683,827)		24,313,423
Other Assets and Liabilities—Net (-0.2%)		(44,819)
Net Assets (100%)		24,268,604
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $146,727,000.
2	Security value determined using significant unobservable inputs.
3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4	Collateral of $151,208,000 was received for securities on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	1,517	348,682	9,999

See accompanying Notes, which are an integral part of the Financial Statements.
12

Windsor Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $17,150,176)	23,779,735
Affiliated Issuers (Cost $533,651)	533,688
Total Investments in Securities	24,313,423
Investment in Vanguard	785
Cash Collateral Pledged—Futures Contracts	16,794
Receivables for Investment Securities Sold	155,006
Receivables for Accrued Income	12,016
Receivables for Capital Shares Issued	6,889
Variation Margin Receivable—Futures Contracts	694
Total Assets	24,505,607
Liabilities
Due to Custodian	49,482
Payables for Investment Securities Purchased	22,257
Collateral for Securities on Loan	151,208
Payables to Investment Advisor	4,810
Payables for Capital Shares Redeemed	7,610
Payables to Vanguard	1,636
Total Liabilities	237,003
Net Assets	24,268,604
At October 31, 2021, net assets consisted of:

Paid-in Capital	15,361,846
Total Distributable Earnings (Loss)	8,906,758
Net Assets	24,268,604

Investor Shares—Net Assets
Applicable to 218,298,362 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,728,001
Net Asset Value Per Share—Investor Shares	$26.24

Admiral Shares—Net Assets
Applicable to 209,498,104 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	18,540,603
Net Asset Value Per Share—Admiral Shares	$88.50

See accompanying Notes, which are an integral part of the Financial Statements.
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Windsor Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	399,517
Interest[2]	385
Securities Lending—Net	2,613
Total Income	402,515
Expenses
Investment Advisory Fees—Note B
Basic Fee	28,231
Performance Adjustment	(12,314)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	12,788
Management and Administrative—Admiral Shares	21,056
Marketing and Distribution—Investor Shares	255
Marketing and Distribution—Admiral Shares	340
Custodian Fees	422
Auditing Fees	45
Shareholders’ Reports—Investor Shares	71
Shareholders’ Reports—Admiral Shares	50
Trustees’ Fees and Expenses	16
Total Expenses	50,960
Net Investment Income	351,555
Realized Net Gain (Loss)
Investment Securities Sold[2]	2,187,539
Futures Contracts	76,756
Foreign Currencies	191
Realized Net Gain (Loss)	2,264,486
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	6,297,039
Futures Contracts	20,302
Foreign Currencies	(44)
Change in Unrealized Appreciation (Depreciation)	6,317,297
Net Increase (Decrease) in Net Assets Resulting from Operations	8,933,338
1	Dividends are net of foreign withholding taxes of $5,222,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $295,000, $3,000, and ($2,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.
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Windsor Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	351,555	393,487
Realized Net Gain (Loss)	2,264,486	1,453,321
Change in Unrealized Appreciation (Depreciation)	6,317,297	(2,814,038)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,933,338	(967,230)
Distributions
Investor Shares	(424,284)	(459,718)
Admiral Shares	(1,221,462)	(1,481,286)
Total Distributions	(1,645,746)	(1,941,004)
Capital Share Transactions
Investor Shares	(723,894)	647,387
Admiral Shares	439,865	329,826
Net Increase (Decrease) from Capital Share Transactions	(284,029)	977,213
Total Increase (Decrease)	7,003,563	(1,931,021)
Net Assets
Beginning of Period	17,265,041	19,196,062
End of Period	24,268,604	17,265,041

See accompanying Notes, which are an integral part of the Financial Statements.
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Windsor Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$18.55	$21.76	$22.02	$23.38	$19.70
Investment Operations
Net Investment Income[1]	.356	.408	.419	.417	.363
Net Realized and Unrealized Gain (Loss) on Investments	9.122	(1.412)	1.700	(.753)	4.345
Total from Investment Operations	9.478	(1.004)	2.119	(.336)	4.708
Distributions
Dividends from Net Investment Income	(.411)	(.420)	(.426)	(.378)	(.433)
Distributions from Realized Capital Gains	(1.377)	(1.786)	(1.953)	(.646)	(.595)
Total Distributions	(1.788)	(2.206)	(2.379)	(1.024)	(1.028)
Net Asset Value, End of Period	$26.24	$18.55	$21.76	$22.02	$23.38
Total Return[2]	53.49%	-5.64%	11.59%	-1.69%	24.53%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,728	$4,570	$4,549	$4,468	$5,191
Ratio of Total Expenses to Average Net Assets[3]	0.30%	0.29%	0.30%	0.31%	0.31%
Ratio of Net Investment Income to Average Net Assets	1.49%	2.14%	2.04%	1.76%	1.66%
Portfolio Turnover Rate	33%	51%	39%	33%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.07%), (0.05%), (0.05%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.
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Windsor Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$62.58	$73.41	$74.29	$78.88	$66.48
Investment Operations
Net Investment Income[1]	1.278	1.448	1.484	1.484	1.295
Net Realized and Unrealized Gain (Loss) on Investments	30.747	(4.770)	5.735	(2.538)	14.650
Total from Investment Operations	32.025	(3.322)	7.219	(1.054)	15.945
Distributions
Dividends from Net Investment Income	(1.460)	(1.485)	(1.509)	(1.358)	(1.538)
Distributions from Realized Capital Gains	(4.645)	(6.023)	(6.590)	(2.178)	(2.007)
Total Distributions	(6.105)	(7.508)	(8.099)	(3.536)	(3.545)
Net Asset Value, End of Period	$88.50	$62.58	$73.41	$74.29	$78.88
Total Return[2]	53.60%	-5.55%	11.71%	-1.59%	24.63%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18,541	$12,695	$14,647	$13,948	$14,366
Ratio of Total Expenses to Average Net Assets[3]	0.20%	0.19%	0.20%	0.21%	0.21%
Ratio of Net Investment Income to Average Net Assets	1.58%	2.24%	2.14%	1.86%	1.76%
Portfolio Turnover Rate	33%	51%	39%	33%	26%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.07%), (0.05%), (0.05%), and (0.05%).

See accompanying Notes, which are an integral part of the Financial Statements.
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Windsor Fund
Notes to Financial Statements
Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and
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Windsor Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to
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Windsor Fund
the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
9. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in
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Windsor Fund
Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Wellington Management Company llp and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a net decrease of $12,314,000 (0.05%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $785,000, representing less than 0.01% of the fund’s net assets and 0.31% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.
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Windsor Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	22,717,424	917,111	—	23,634,535
Temporary Cash Investments	533,688	145,200	—	678,888
Total	23,251,112	1,062,311	—	24,313,423
Derivative Financial Instruments
Assets
Futures Contracts[1]	9,999	—	—	9,999
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for distributions in connection with fund share redemptions, and foreign currency transactions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	83,161
Total Distributable Earnings (Loss)	(83,161)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the classification of securities for tax purposes. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	790,595
Undistributed Long-Term Gains	1,494,793
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	6,621,370
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Windsor Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	794,066	424,622
Long-Term Capital Gains	851,680	1,516,382
Total	1,645,746	1,941,004
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	17,692,037
Gross Unrealized Appreciation	7,119,342
Gross Unrealized Depreciation	(497,957)
Net Unrealized Appreciation (Depreciation)	6,621,385
F.	During the year ended October 31, 2021, the fund purchased $7,018,613,000 of investment securities and sold $8,623,859,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	422,386	17,602	754,962	45,996
Issued in Connection with Acquisition of Vanguard Capital Value Fund	—	—	696,113	37,613
Issued in Lieu of Cash Distributions	412,533	19,492	446,705	21,481
Redeemed	(1,558,813)	(65,085)	(1,250,393)	(67,795)
Net Increase (Decrease)—Investor Shares	(723,894)	(27,991)	647,387	37,295
Admiral Shares
Issued	1,733,594	21,194	1,082,877	17,290
Issued in Lieu of Cash Distributions	1,138,412	15,936	1,385,454	19,747
Redeemed	(2,432,141)	(30,502)	(2,138,505)	(33,692)
Net Increase (Decrease)—Admiral Shares	439,865	6,628	329,826	3,345
H.	Management has determined that no other events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Special 2021 tax information (unaudited) for Vanguard Windsor Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $937,790,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $400,930,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 30.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

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All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
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You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
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Vanguard Marketing Corporation, Distributor.
Q220 122021

Annual Report   |   October 31, 2021
Vanguard Windsor™ II Fund

Contents
Your Fund’s Performance at a Glance	1
Advisors' Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	For the 12 months ended October 31, 2021, Vanguard Windsor II Fund returned 49.42% for Investor Shares and 49.55% for Admiral Shares, outpacing the 43.76% return of its benchmark, the Russell 1000 Value Index.
•	During the period, the global economy continued to recover from the sharp pandemic-induced contraction of spring 2020. Countries that were more successful in containing COVID-19 generally fared better economically. Swift and extensive fiscal and monetary support from policymakers was also key to the rebound. Stock returns for the period were excellent, even amid concerns late in the fiscal year about inflation and the prospect of less accommodative monetary policy.
•	The broad U.S. stock market, as measured by the Russell 3000 Index, climbed 43.90%. Value stocks outperformed growth, and mid- and small-capitalization stocks outperformed large-caps.
•	Returns were positive in all 11 sectors represented in the portfolio. Strong selection in communication services and an underweight position in utilities contributed most to performance relative to the benchmark. Consumer discretionary and real estate were the only net laggards on a relative basis.
•	Over the decade ended October 31, the fund’s average annualized return was 14.14% for Investor Shares and 14.23% for Admiral Shares, ahead of the 12.85% return of its benchmark.
Market Barometer
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	43.51%	22.01%	19.16%
Russell 2000 Index (Small-caps)	50.80	16.47	15.52
Russell 3000 Index (Broad U.S. market)	43.90	21.62	18.91
FTSE All-World ex US Index (International)	30.23	12.42	10.05
Bonds
Bloomberg U.S. Aggregate Bond Index (Broad taxable market)	-0.48%	5.63%	3.10%
Bloomberg Municipal Bond Index (Broad tax-exempt market)	2.64	5.17	3.41
FTSE Three-Month U.S. Treasury Bill Index	0.05	1.08	1.12
CPI
Consumer Price Index	6.22%	3.03%	2.73%

Advisors’ Report
For the 12 months ended October 31, 2021, Vanguard Windsor II Fund returned 49.42% for Investor Shares and 49.55% for Admiral Shares. It surpassed the 43.76% performance of its benchmark, the Russell 1000 Value Index. Your fund is managed by four independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.
The accompanying table lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 15, 2021.
Lazard Asset Management LLC
Portfolio Managers:
Andrew Lacey, Deputy Chairman
Ronald Temple, Managing Director
We employ a strategy that is based on the relationship between valuation and financial productivity. We have identified and empirically validated two potential sources of alpha that we focus on exclusively:
•	Compounders: These are companies that our analysis indicates can sustain very high levels of financial productivity for longer than the market expects, and for which the share price does not reflect the sustainability of these returns. We typically invest 60% to 80% of our capital in compounders.
•	Improvers: We believe that companies can improve returns, but investors often are too optimistic about the probability of success. Our research indicates that companies that improve their returns on capital materially outperform the broad market. We typically invest 20% to 40% of our capital in these types of ideas.
Over the past year, equity markets have been strong as the economy recovers from the COVID-19 pandemic, and fiscal and monetary stimulus has been supportive. Our strategy over the 12 months outperformed both the broad benchmark (the Standard & Poor’s 500 Index) and the value-based benchmark (the Russell 1000 Value Index). Results were largely driven by our portfolio’s compounder component, as the highest-quality companies in the market continue to expand their competitive advantages. Our improver allocation, though, also contributed, as we were able to identify companies that managed to increase their financial productivity during this period of uncertainty.
The portfolio’s weight in compounders is currently in the middle of our target range of 60% to 80% of the strategy’s capital. We believe this remains appropriate given the continued economic uncertainty. Over the past year, we have seen valuations expand further in a small group of companies with strong growth characteristics. Regardless, we remain disciplined, focusing on the level and trajectory of a company’s financial productivity relative to its valuation.
Hotchkis & Wiley Capital Management, LLC
Portfolio Managers:
George H. Davis, Jr.,
Executive Chairman
Scott McBride, CFA,
Chief Executive Officer
The S&P 500 Index returned 42.91% for the 12 months ended October 31, 2021, closing at a record high. The valuation gap that existed between growth and value stocks at the start of the period persists today, meaning that valuation opportunities remain.
When the period began, we identified opportunities in cyclical market segments disproportionately. As the year transpired, this helped the portfolio significantly outperform the benchmark. Positive stock selection drove about two-thirds of the outperformance, with positive sector allocation driving the rest. Positive selection in financials, communication services, and energy was particularly helpful. Overweight positions in energy and financials, the index’s top-performing sectors, also helped. Selection in consumer staples was slightly negative, as was an underweighting of real estate.
The performance difference between value and growth has largely moved in tandem with COVID-19’s progression. Value stocks have tended to do better as COVID cases decline. We believe the end of the pandemic could provide a welcome catalyst for a prolonged value rally. Some of the more powerful and long-lasting value rallies have persisted for 7 to 10 years, with value outperforming growth by well over 100 percentage points. The common trait among these most formidable value-led markets is that each came on the heels of a prolonged period of growth outperformance, and each began with wide valuation spreads. Today’s environment epitomizes these traits.
Because the portfolio trades at a valuation discount to the index, we believe that a value-led market would be highly conducive to our investment approach, even relative to the value benchmark. We continue to focus on companies that trade at significant discounts to intrinsic value but that also possess quality businesses, strong balance sheets, and good corporate governance.
Sanders Capital, LLC
Portfolio Managers:
Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer
John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer
Value opportunities typically reside in places where investor anxiety is elevated because of either depressed conditions or credible threats to the sustainability of current earnings and cash flow. Our investments fall primarily in the latter category and are focused in five sectors: information technology (24%), health care (22%), financials (13%), communication services (12%), and consumer discretionary (10%).
The portfolio, as might be gleaned from its composition, has considerable exposure to technological developments in the semiconductor, computing, media, and communications industries. These investments are linked by one overarching theme: enabling the virtualization/digitalization of physical forms of interaction. The above-average expected returns of those stocks that fall into this theme derive from investor anxiety about cyclical and regulatory issues, which we see as manageable.
The statistical character of the portfolio remains within the value domain. It is priced at about a 35% discount to market standards on earnings and cash flow. Relative volatility is estimated to be consistent with the portfolio’s targeted range. Portfolio beta is slightly lower than 1.0.
About 22% of the portfolio is invested in companies domiciled outside the U.S. (such as in South Korea, Taiwan, Europe, China, Japan, and Canada). We believe these companies are well-positioned in their industries and, on average, are priced at about a 20% discount to our U.S. holdings. The portfolio is positioned to benefit from a global growth recovery, as about 70% of our holdings are procyclical.
Investment results year to date are close to the fund’s benchmark. Results benefited from strong gains in the communications industry, offset by below-market returns in the semiconductor memory industry—a setback that we see as transitory. Longer-term investment returns remain well above the benchmark.
Aristotle Capital Management, LLC
Portfolio Managers:
Howard Gleicher, CFA,
Chief Executive Officer and
Chief Investment Officer
Gregory Padilla, CFA,
Principal, Senior Global Research Analyst
The 12 months ended October 31, 2021, produced unusually strong U.S. equity returns, with major indexes up more than 40%.
Our bottom-up, business-owner approach to constructing portfolios typically results in security selection being the primary driver of relative returns, and this was true for the trailing year. At the company level, the largest detractor was Amgen, while the largest contributor was Capital One Financial.
During the period, we made new investments in five companies and exited our positions in six companies. Although we rarely trim or add to positions, we trimmed PayPal and Danaher for risk-control purposes, as these businesses approached our maximum position size limit of 6%. We also trimmed two investments in banks on valuation and risk management. Over the past year, we have reduced our exposure to the banking industry, as others seem to be overlooking increasing competitive intensity and assuming that record-low credit costs will remain for the long term.
Although the past year saw several style and factor reversals, our process remained consistent. First and foremost, we continued our research-intensive pursuit of better understanding high-quality companies. These are businesses that we believe possess sustainable competitive advantages and provide products or services that are typically sold for reasons other than price alone. Within this narrowed universe, we seek to invest in high-quality businesses that are both offered at discounts to our estimates of intrinsic value and have company-specific catalysts that will unlock the discounts we see. Regardless of what the markets may bring, we believe these businesses can provide unique opportunities for the long-term investor.
Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Lazard Asset Management LLC	37	22,360	Employs a relative-value approach that seeks a combination of attractive valuation and high financial productivity. The process is research-driven, relying upon bottom-up stock analysis performed by the firm’s global sector analysts.
Hotchkis and Wiley Capital Management, LLC	22	13,514	Uses a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance.
Sanders Capital, LLC	20	12,153	Employs a traditional, bottom-up, fundamental research approach to identifying securities that are undervalued relative to their expected total return.
Aristotle Capital Management, LLC	20	11,867	Employs a fundamental, bottom-up security selection process focused on quality companies with attractive valuations and compelling catalysts.
Cash Investments	1	673	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2021
	Beginning Account Value 4/30/2021	Ending Account Value 10/31/2021	Expenses Paid During Period
Based on Actual Fund Return
Windsor II Fund
Investor Shares	$1,000.00	$1,081.40	$1.78
Admiral™ Shares	1,000.00	1,081.70	1.36
Based on Hypothetical 5% Yearly Return
Windsor II Fund
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,023.90	1.33
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Windsor II Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 31, 2011, Through October 31, 2021
Initial Investment of $10,000
	Average Annual Total Returns Periods Ended October 31, 2021
	One Year	Five Years	Ten Years	Final Value of a $10,000 Investment
Windsor II Fund Investor Shares	49.42%	16.31%	14.14%	$37,544
Russell 1000 Value Index	43.76	12.39	12.85	33,491
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	44,284

	One Year	Five Years	Ten Years	Final Value of a $50,000 Investment
Windsor II Fund Admiral Shares	49.55%	16.40%	14.23%	$189,206
Russell 1000 Value Index	43.76	12.39	12.85	167,456
Dow Jones U.S. Total Stock Market Float Adjusted Index	44.07	18.87	16.04	221,419
See Financial Highlights for dividend information.

Windsor II Fund
Fund Allocation
As of October 31, 2021
Communication Services	8.0%
Consumer Discretionary	10.6
Consumer Staples	5.5
Energy	5.3
Financials	18.3
Health Care	17.1
Industrials	8.7
Information Technology	20.9
Materials	2.3
Real Estate	1.8
Utilities	0.7
Other	0.8
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Windsor II Fund
Financial Statements
Schedule of Investments
As of October 31, 2021
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (95.7%)
Communication Services (7.7%)
*	Alphabet Inc. Class A	663,435	1,964,378
*	Alphabet Inc. Class C	292,365	866,982
*	Meta Platforms Inc. Class A	1,722,738	557,426
*	Walt Disney Co.	1,448,581	244,912
*	Twitter Inc.	4,540,000	243,072
*	Discovery Inc. Class C	9,977,848	225,100
	News Corp. Class A	7,309,310	167,383
	Vodafone Group plc ADR	10,811,932	161,639
	Comcast Corp. Class A	2,884,213	148,335
	Omnicom Group Inc.	913,679	62,203
			4,641,430
Consumer Discretionary (10.1%)
*	Amazon.com Inc.	258,722	872,522
	McDonald's Corp.	2,188,469	537,379
	Lennar Corp. Class A	5,274,422	527,073
*	General Motors Co.	7,490,801	407,724
	Sony Group Corp. ADR	3,375,000	390,791
	Dollar General Corp.	1,668,001	369,496
	Lowe's Cos. Inc.	1,463,751	342,254
	Home Depot Inc.	912,660	339,272
*	Aptiv plc	1,858,543	321,324
	Starbucks Corp.	2,824,827	299,629
	Magna International Inc.	3,364,732	273,553
[1]	Cie Generale des Etablissements Michelin SCA ADR	8,570,000	269,441
	DR Horton Inc.	2,888,131	257,823
	Daimler AG (Registered)	2,159,229	214,330
*	Booking Holdings Inc.	85,400	206,735
	Bayerische Motoren Werke AG	2,025,426	204,641
	Ross Stores Inc.	1,211,380	137,128
*	Goodyear Tire & Rubber Co.	3,226,296	61,687
*	Adient plc	1,311,943	54,603
	Harley-Davidson Inc.	1,395,273	50,914
	Lennar Corp. Class B	46,457	3,813
			6,142,132
Consumer Staples (5.3%)
	Procter & Gamble Co.	5,744,066	821,344
	Coca-Cola Co.	11,667,954	657,723
	PepsiCo Inc.	2,658,773	429,658
	Sysco Corp.	3,576,650	275,044
	Unilever plc ADR	3,871,398	207,430
	Tyson Foods Inc. Class A	2,404,064	192,253
		Shares	Market Value• ($000)
	Unilever plc (XLON)	3,390,000	181,507
	Nestle SA (Registered)	1,212,973	160,000
	Mondelez International Inc. Class A	2,026,888	123,113
	Walgreens Boots Alliance Inc.	2,100,000	98,742
	Constellation Brands Inc. Class A	168,642	36,563
			3,183,377
Energy (5.1%)
	ConocoPhillips	7,751,334	577,397
	Marathon Oil Corp.	26,018,487	424,622
	Halliburton Co.	11,140,235	278,394
	APA Corp.	10,164,477	266,411
	Hess Corp.	2,939,167	242,687
	Coterra Energy Inc.	10,471,000	223,242
	Royal Dutch Shell plc Class A ADR	4,824,512	221,541
	Suncor Energy Inc.	7,518,132	197,727
	Phillips 66	1,990,000	148,812
*	NOV Inc.	10,076,888	141,278
	Marathon Petroleum Corp.	1,680,189	110,775
	Schlumberger NV	2,915,800	94,064
	Baker Hughes Co. Class A	3,043,100	76,321
	Murphy Oil Corp.	2,182,252	60,732
			3,064,003
Financials (17.5%)
	Bank of America Corp.	21,825,307	1,042,813
	Wells Fargo & Co.	19,845,708	1,015,306
	Citigroup Inc.	13,406,558	927,198
	Intercontinental Exchange Inc.	6,004,149	831,334
	PNC Financial Services Group Inc.	3,659,095	772,179
	American Express Co.	3,553,707	617,563
	American International Group Inc.	10,323,356	610,007
	Marsh & McLennan Cos. Inc.	2,343,356	390,872
	Capital One Financial Corp.	2,453,000	370,477
	JPMorgan Chase & Co.	2,053,101	348,801
	Ameriprise Financial Inc.	1,057,000	319,351
	Commerce Bancshares Inc.	4,348,061	306,582
	Cincinnati Financial Corp.	2,192,000	266,197

Windsor II Fund
		Shares	Market Value• ($000)
	Bank of New York Mellon Corp.	4,029,434	238,543
	Goldman Sachs Group Inc.	543,949	224,841
	Cullen/Frost Bankers Inc.	1,702,000	220,409
	Chubb Ltd.	1,121,000	219,021
*	Berkshire Hathaway Inc. Class B	728,900	209,202
	Travelers Cos. Inc.	1,204,992	193,859
	BNP Paribas SA	2,782,700	186,266
	Truist Financial Corp.	2,831,319	179,704
	Hartford Financial Services Group Inc.	2,324,200	169,504
	Citizens Financial Group Inc.	3,383,851	160,327
	Credit Suisse Group AG ADR	12,213,200	125,918
	East West Bancorp Inc.	1,404,561	111,635
[1]	Mitsubishi UFJ Financial Group Inc. ADR	19,937,000	109,853
	CIT Group Inc.	1,947,710	96,470
	Synchrony Financial	1,589,451	73,830
	State Street Corp.	665,188	65,554
	Natwest Group plc	20,774,647	62,639
	Equitable Holdings Inc.	1,842,040	61,708
	China Construction Bank Corp. Class H	51,864,000	35,298
	Sumitomo Mitsui Financial Group Inc.	963,900	31,278
*	Banco de Sabadell SA	36,345,074	29,250
			10,623,789
Health Care (16.3%)
	Medtronic plc	11,408,805	1,367,459
	Danaher Corp.	3,128,904	975,498
	Johnson & Johnson	5,723,877	932,305
	UnitedHealth Group Inc.	1,883,543	867,315
	Anthem Inc.	1,955,738	851,000
	HCA Healthcare Inc.	2,229,500	558,401
	Thermo Fisher Scientific Inc.	786,468	497,889
	Humana Inc.	862,514	399,482
	Cigna Corp.	1,502,773	321,007
	Roche Holding AG	776,049	300,637
	Zoetis Inc.	1,346,898	291,199
*	Boston Scientific Corp.	6,679,168	288,073
	Alcon Inc.	3,105,000	258,833
*	IQVIA Holdings Inc.	957,951	250,428
	Amgen Inc.	1,116,000	230,979
*	Elanco Animal Health Inc. (XNYS)	6,499,000	213,687
	Pfizer Inc.	4,650,531	203,414
	GlaxoSmithKline plc ADR	4,176,194	176,778
	CVS Health Corp.	1,853,800	165,507
*	Centene Corp.	2,232,688	159,057
*	Laboratory Corp. of America Holdings	502,377	144,192
	Novartis AG ADR	1,570,316	129,959
	Sanofi ADR	2,209,191	111,410
	Bristol-Myers Squibb Co.	1,123,900	65,636
	Zimmer Biomet Holdings Inc.	440,508	63,046
	AbbVie Inc.	544,967	62,491
			9,885,682
		Shares	Market Value• ($000)
Industrials (8.4%)
	Honeywell International Inc.	4,182,748	914,432
	General Electric Co.	5,607,985	588,109
	FedEx Corp.	1,859,877	438,057
	Norfolk Southern Corp.	1,458,003	427,268
	Waste Management Inc.	2,135,940	342,242
	Johnson Controls International plc	4,410,000	323,562
	Xylem Inc.	2,400,000	313,416
	Parker-Hannifin Corp.	979,000	290,362
	CNH Industrial NV	13,389,999	229,103
	Northrop Grumman Corp.	620,719	221,733
	General Dynamics Corp.	1,018,000	206,399
	Cummins Inc.	714,472	171,359
	Caterpillar Inc.	738,613	150,684
	Raytheon Technologies Corp.	1,531,400	136,080
	PACCAR Inc.	1,427,720	127,952
*	Southwest Airlines Co.	1,780,864	84,199
	Stanley Black & Decker Inc.	334,890	60,190
*	Fluor Corp.	1,993,085	38,746
	Oshkosh Corp.	48,252	5,163
			5,069,056
Information Technology (20.0%)
	Microsoft Corp.	9,893,113	3,280,754
*	Adobe Inc.	1,118,707	727,562
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	6,298,485	716,138
	Visa Inc. Class A	2,773,770	587,401
	Apple Inc.	3,764,348	563,899
	Cisco Systems Inc.	9,969,485	557,992
	Samsung Electronics Co. Ltd.	8,514,100	509,766
	Micron Technology Inc.	6,402,023	442,380
	Analog Devices Inc.	2,309,512	400,677
*	salesforce.com Inc.	1,321,256	395,967
*	ANSYS Inc.	1,042,000	395,522
	Texas Instruments Inc.	1,999,851	374,932
	Microchip Technology Inc.	4,184,000	309,993
	QUALCOMM Inc.	2,191,000	291,491
	Accenture plc Class A	769,234	275,994
*	F5 Networks Inc.	1,291,900	272,785
	Amphenol Corp. Class A	3,350,112	257,188
*	PayPal Holdings Inc.	1,068,000	248,406
	Oracle Corp.	2,453,125	235,353
	Corning Inc.	4,483,651	159,484
	TE Connectivity Ltd.	1,070,466	156,288
	Fidelity National Information Services Inc.	1,391,422	154,086
	Hewlett Packard Enterprise Co.	9,685,341	141,890
*	Palo Alto Networks Inc.	276,009	140,513
	Telefonaktiebolaget LM Ericsson ADR	11,420,180	124,137
	CDW Corp.	631,698	117,907
	Applied Materials Inc.	780,230	106,618
	Cognizant Technology Solutions Corp. Class A	937,900	73,241
*	Western Digital Corp.	871,600	45,576

Windsor II Fund
	Shares	Market Value• ($000)
Seagate Technology Holdings plc	233,447	20,793
		12,084,733
Materials (2.2%)
Martin Marietta Materials Inc.	807,000	317,022
Corteva Inc.	6,961,000	300,367
Ecolab Inc.	1,293,000	287,331
RPM International Inc.	2,570,000	224,104
Avery Dennison Corp.	700,226	152,453
International Paper Co.	1,051,929	52,249
		1,333,526
Other (0.8%)
SPDR S&P 500 ETF Trust	1,073,673	493,084
Real Estate (1.7%)
Prologis Inc.	3,145,211	455,930
Crown Castle International Corp.	1,627,000	293,348
Sun Communities Inc.	720,000	141,106
Equity LifeStyle Properties Inc.	1,600,000	135,216
		1,025,600
Utilities (0.6%)
PPL Corp.	11,229,703	323,415
Southern Co.	994,110	61,953
		385,368
Total Common Stocks (Cost $34,749,065)		57,931,780
		Shares	Market Value• ($000)
Temporary Cash Investments (4.3%)
Money Market Fund (4.3%)
[2,3]	Vanguard Market Liquidity Fund, 0.070% (Cost $2,628,685)	26,288,381	2,628,838
Total Investments (100.0%) (Cost $37,377,750)			60,560,618
Other Assets and Liabilities—Net (0.0%)			6,139
Net Assets (100%)			60,566,757
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $8,433,000.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $9,170,000 was received for securities on loan.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2021	2,944	676,678	21,407

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Assets and Liabilities
As of October 31, 2021

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $34,749,065)	57,931,780
Affiliated Issuers (Cost $2,628,685)	2,628,838
Total Investments in Securities	60,560,618
Investment in Vanguard	1,946
Cash Collateral Pledged—Futures Contracts	33,863
Receivables for Investment Securities Sold	85,423
Receivables for Accrued Income	52,233
Receivables for Capital Shares Issued	16,323
Variation Margin Receivable—Futures Contracts	1,398
Total Assets	60,751,804
Liabilities
Due to Custodian	1,236
Payables for Investment Securities Purchased	136,377
Collateral for Securities on Loan	9,170
Payables to Investment Advisor	17,405
Payables for Capital Shares Redeemed	16,679
Payables to Vanguard	4,180
Total Liabilities	185,047
Net Assets	60,566,757
At October 31, 2021, net assets consisted of:

Paid-in Capital	33,351,990
Total Distributable Earnings (Loss)	27,214,767
Net Assets	60,566,757

Investor Shares—Net Assets
Applicable to 283,284,433 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	13,733,720
Net Asset Value Per Share—Investor Shares	$48.48

Admiral Shares—Net Assets
Applicable to 544,377,040 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	46,833,037
Net Asset Value Per Share—Admiral Shares	$86.03

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Operations

Year Ended October 31, 2021
($000)
Investment Income
Income
Dividends[1]	809,389
Interest[2]	1,541
Securities Lending—Net	783
Total Income	811,713
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,724
Performance Adjustment	(1,302)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	28,902
Management and Administrative—Admiral Shares	55,621
Marketing and Distribution—Investor Shares	600
Marketing and Distribution—Admiral Shares	858
Custodian Fees	578
Auditing Fees	47
Shareholders’ Reports—Investor Shares	440
Shareholders’ Reports—Admiral Shares	255
Trustees’ Fees and Expenses	37
Total Expenses	153,760
Net Investment Income	657,953
Realized Net Gain (Loss)
Investment Securities Sold[2]	3,792,940
Futures Contracts	215,903
Foreign Currencies	(849)
Realized Net Gain (Loss)	4,007,994
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[2]	15,707,807
Futures Contracts	44,103
Foreign Currencies	(131)
Change in Unrealized Appreciation (Depreciation)	15,751,779
Net Increase (Decrease) in Net Assets Resulting from Operations	20,417,726
1	Dividends are net of foreign withholding taxes of $15,972,000.
2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $1,541,000, $137,000, and ($136,000), respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Statement of Changes in Net Assets

	Year Ended October 31,
	2021 ($000)	2020 ($000)

Increase (Decrease) in Net Assets
Operations
Net Investment Income	657,953	722,332
Realized Net Gain (Loss)	4,007,994	3,203,815
Change in Unrealized Appreciation (Depreciation)	15,751,779	(2,732,840)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,417,726	1,193,307
Distributions
Investor Shares	(877,466)	(1,132,159)
Admiral Shares	(2,558,212)	(3,219,357)
Total Distributions	(3,435,678)	(4,351,516)
Capital Share Transactions
Investor Shares	(1,563,435)	(360,690)
Admiral Shares	3,159,805	(633,591)
Net Increase (Decrease) from Capital Share Transactions	1,596,370	(994,281)
Total Increase (Decrease)	18,578,418	(4,152,490)
Net Assets
Beginning of Period	41,988,339	46,140,829
End of Period	60,566,757	41,988,339

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Financial Highlights
Investor Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$34.85	$37.22	$37.39	$38.81	$35.03
Investment Operations
Net Investment Income[1]	.502	.551	.775	.783	.750
Net Realized and Unrealized Gain (Loss) on Investments	15.971	.607	2.628	.950	5.847
Total from Investment Operations	16.473	1.158	3.403	1.733	6.597
Distributions
Dividends from Net Investment Income	(.516)	(.635)	(.844)	(.740)	(.851)
Distributions from Realized Capital Gains	(2.327)	(2.893)	(2.729)	(2.413)	(1.966)
Total Distributions	(2.843)	(3.528)	(3.573)	(3.153)	(2.817)
Net Asset Value, End of Period	$48.48	$34.85	$37.22	$37.39	$38.81
Total Return[2]	49.42%	2.93%	10.82%	4.44%	19.60%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,734	$10,997	$12,119	$12,061	$13,638
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.34%	0.33%	0.33%	0.34%
Ratio of Net Investment Income to Average Net Assets	1.15%	1.61%	2.20%	2.04%	2.01%
Portfolio Turnover Rate	20%	61%	32%	29%	32%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.03%), (0.03%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Financial Highlights
Admiral Shares
For a Share Outstanding Throughout Each Period	Year Ended October 31,
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$61.84	$66.06	$66.35	$68.88	$62.18
Investment Operations
Net Investment Income[1]	.950	1.027	1.426	1.443	1.377
Net Realized and Unrealized Gain (Loss) on Investments	28.341	1.065	4.675	1.682	10.376
Total from Investment Operations	29.291	2.092	6.101	3.125	11.753
Distributions
Dividends from Net Investment Income	(.972)	(1.178)	(1.547)	(1.371)	(1.565)
Distributions from Realized Capital Gains	(4.129)	(5.134)	(4.844)	(4.284)	(3.488)
Total Distributions	(5.101)	(6.312)	(6.391)	(5.655)	(5.053)
Net Asset Value, End of Period	$86.03	$61.84	$66.06	$66.35	$68.88
Total Return[2]	49.55%	3.00%	10.93%	4.52%	19.68%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$46,833	$30,992	$34,022	$34,126	$35,514
Ratio of Total Expenses to Average Net Assets[3]	0.26%	0.26%	0.25%	0.25%	0.26%
Ratio of Net Investment Income to Average Net Assets	1.22%	1.69%	2.28%	2.12%	2.09%
Portfolio Turnover Rate	20%	61%	32%	29%	32%
1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3	Includes performance-based investment advisory fee increases (decreases) of (0.00%), (0.01%), (0.03%), (0.03%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund
Notes to Financial Statements
Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.	The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and

Windsor II Fund
clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.
During the year ended October 31, 2021, the fund’s average investments in long and short futures contracts represented 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.
4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
5. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
7. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by

Windsor II Fund
Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternate rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the year ended October 31, 2021, the fund did not utilize the credit facilities or the Interfund Lending Program.
8. Other: Dividend income is recorded on the ex-dividend date. Non-cash dividends included in income, if any, are recorded at the fair value of the securities received. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries' tax rules and rates. Deferred foreign capital gains tax, if any, is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of

Windsor II Fund
trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.	The investment advisory firms Lazard Asset Management LLC, Hotchkis and Wiley Capital Management, LLC, Sanders Capital, LLC, and Aristotle Capital Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years. The basic fee of Aristotle Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the S&P 500 Index since January 31, 2020.
Vanguard manages the cash reserves of the fund as described below.
For the year ended October 31, 2021, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.12% of the fund’s average net assets, before a net decrease of $1,302,000 (less than 0.01%) based on performance.
C.	In accordance with the terms of a Funds' Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2021, the fund had contributed to Vanguard capital in the amount of $1,946,000, representing less than 0.01% of the fund’s net assets and 0.78% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Windsor II Fund
The following table summarizes the market value of the fund’s investments and derivatives as of October 31, 2021, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	56,016,168	1,915,612	—	57,931,780
Temporary Cash Investments	2,628,838	—	—	2,628,838
Total	58,645,006	1,915,612	—	60,560,618
Derivative Financial Instruments
Assets
Futures Contracts[1]	21,407	—	—	21,407
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
E.	Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	140,082
Total Distributable Earnings (Loss)	(140,082)
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in future. The differences are primarily related to the deferral of losses from wash sales; and the recognition of unrealized gains or losses from certain derivative contracts. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	883,718
Undistributed Long-Term Gains	3,165,696
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	23,165,353

Windsor II Fund
The tax character of distributions paid was as follows:
	Year Ended October 31,
	2021 Amount ($000)	2020 Amount ($000)
Ordinary Income*	781,945	810,275
Long-Term Capital Gains	2,653,733	3,541,241
Total	3,435,678	4,351,516
*	Includes short-term capital gains, if any.
As of October 31, 2021, gross unrealized appreciation and depreciation for investments and deriviatives based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	37,395,515
Gross Unrealized Appreciation	24,077,404
Gross Unrealized Depreciation	(912,300)
Net Unrealized Appreciation (Depreciation)	23,165,104
F.	During the year ended October 31, 2021, the fund purchased $10,197,547,000 of investment securities and sold $12,556,602,000 of investment securities, other than temporary cash investments.
G.	Capital share transactions for each class of shares were:

	Year Ended October 31,
	2021		2020
	Amount ($000)	Shares (000)	Amount ($000)	Shares (000)
Investor Shares
Issued	823,222	18,805	1,105,745	35,975
Issued in Lieu of Cash Distributions	856,941	22,227	1,106,299	30,946
Redeemed	(3,243,598)	(73,302)	(2,572,734)	(76,946)
Net Increase (Decrease)—Investor Shares	(1,563,435)	(32,270)	(360,690)	(10,025)
Admiral Shares
Issued	4,997,051	63,663	2,289,454	38,346
Issued in Lieu of Cash Distributions	2,400,086	35,053	3,023,063	47,668
Redeemed	(4,237,332)	(55,504)	(5,946,108)	(99,892)
Net Increase (Decrease)—Admiral Shares	3,159,805	43,212	(633,591)	(13,878)
H.	Management has determined that no events or transactions occurred subsequent to October 31, 2021, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Vanguard Windsor Funds and Shareholders of Vanguard Windsor II Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Windsor II Fund (one of the funds constituting Vanguard Windsor Funds, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statement of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from the transfer agent or brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 17, 2021
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2021 tax information (unaudited) for Vanguard Windsor™ II Fund
This information for the fiscal year ended October 31, 2021, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $2,787,889,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
The fund distributed $778,451,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 46.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 214 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin
America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.
F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services). Director of the V Foundation.

1  Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame. Chairman of the board of Saint Anselm College.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor (retired June 2020) of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee. Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of Individual Life and Disability of the Guardian Life Insurance Company of America. Member of the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board
(2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Professor (2020–present), Distinguished Fellow of the Global Financial Markets Center (2020–present), and Rubenstein Fellow (2017–2020) at Duke University. Trustee (2017–present) of Amherst College and member of Amherst College Investment Committee (2019–present). Member of the Regenerative Crisis Response Committee (2020–present).
David A. Thomas
Born in 1956. Trustee since July 2021. Principal occupation(s) during the past five years and other experience: president of Morehouse College (2018–present). Professor of business administration, emeritus at Harvard University (2017–2018). Dean (2011–2016) and professor of management (2016–2017) at the Georgetown University McDonough School of Business. Director of DTE Energy Company (2013–present). Trustee of Common Fund (2019–present).
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the BMW Group Mobility Council.

Executive Officers
Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2021–present) and treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Matthew Benchener	Thomas M. Rampulla
Joseph Brennan	Karin A. Risi
Mortimer J. Buckley	Anne E. Robinson
Gregory Davis	Michael Rollings
John James	Nitin Tandon
John T. Marcante	Lauren Valente
Chris D. Mclsaac

Connect with Vanguard®>vanguard.com
Fund Information > 800-662-7447
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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg indexes: Bloomberg Index Services Limited. Copyright 2021, Bloomberg. All rights reserved.
CFA® is a registered trademark owned by CFA Institute.
© 2021 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q730 122021

Item 2: Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert.

All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)       Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended October 31, 2021: $92,000
Fiscal Year Ended October 31, 2020: $80,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2021: $11,244,694
Fiscal Year Ended October 31, 2020: $10,761,407

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)        Audit-Related Fees.

Fiscal Year Ended October 31, 2021: $2,955,181
Fiscal Year Ended October 31, 2020: $2,915,863

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)       Tax Fees.

Fiscal Year Ended October 31, 2021: $2,047,574
Fiscal Year Ended October 31, 2020: $247,168

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)       All Other Fees.

Fiscal Year Ended October 31, 2021: $280,000
Fiscal Year Ended October 31, 2020: $115,000

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)        (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)       For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)       Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2021: $2,327,574
Fiscal Year Ended October 31, 2020: $362,168

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)       For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Not applicable. The complete schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)(1)	Code of Ethics filed herewith.
(a)(2)	Certifications filed herewith.
(b)	Certifications field herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: December 20, 2021

VANGUARD WINDSOR FUNDS

BY:	/s/ CHRISTINE BUCHANAN*
CHRISTINE BUCHANAN
CHIEF FINANCIAL OFFICER

Date: December 20, 2021

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on November 29, 2021 (see File Number 33-64845), a Power of Attorney  filed on October 12, 2021 (see File Number 33-23444), and a Power of Attorney  filed on August 26, 2021 (see file Number 811-02652), Incorporated by Reference.